Financial Instruments	12 Months Ended
Dec. 31, 2017
Parent [Member]
Disclosure Of Financial Instruments [Line Items]
Financial Instruments

7 FINANCIAL INSTRUMENTS

Financial assets and liabilities in the Company’s Balance Sheet comprise cash and cash equivalents, amounts due from subsidiaries (see Note 13) and certain amounts reported within accounts payable and accrued liabilities (see Note 5). The fair value of financial assets and liabilities at December 31, 2017, and 2016, approximates their carrying amount.

Information on financial risk management is presented in Note 19 to the Consolidated Financial Statements. Foreign currency derivatives are used by the Company to manage foreign exchange risk, which arises when certain transactions are denominated in a currency that is not the Company’s functional currency. There were no derivative financial instruments held at December 31, 2017, or 2016.